Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.6703%



        Excess Protection Level
          3 Month Average  5.01%
          March, 1997  5.82%
          February, 1997  5.36%
          January, 1997  3.85%


        Cash Yield                                  17.84%


        Investor Charge Offs                        4.50%


        Base Rate                                   7.51%


        Over 35 Day Delinquency                     4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,239,523,725.50